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LIBERTY
COLONIAL  CRABBE HUSON  NEWPORT  STEIN ROE ADVISOR



May 16, 2000

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Liberty Funds Trust IV (the "Trust")
         Colonial Tax-Exempt Fund (the "Fund")
         File Nos. 811-2865 & 2-62492


Dear Sir/Madam:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is the form of a Prospectus Supplement dated May 16, 2000, which is now being used in connection with the public offering and sale of shares of the Fund. Please be advised that the Fund's Statement of Additional Information and Annual Report (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Colonial Tax-Exempt Fund

/s/William Ballou
William Ballou
Assistant Secretary

Enclosures

cc:        M. Muller (Ropes & Gray)
           J. DiMaria (PWC)
           Deborah Young (2)
           Ronnie Wallace
           Bill Loring
           Gary Swayze
           Brian Hartford
           Blue Sky

                            COLONIAL TAX-EXEMPT FUND
                  Supplement to Prospectus dated April 1, 2000

The first paragraph under the caption Primary Investment
Strategies for the Colonial Tax-Exempt Fund in the Fund's Prospectus is revised as follows:

Under normal market conditions, the Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. The Fund's investment advisor may purchase bonds of any maturity.





TEF-36/434B-0500                          May 16, 2000